UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 12, 2005

J. L. Halsey Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10875	01-0579490
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Foulk Road, Suite 205Q Wilmington, DE		19803
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (302) 691-6189

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On May 12, 2005, the Registrant, through its wholly-owned subsidiary Commodore Resources, Inc., a Delaware corporation (“Commodore”), completed the acquisition of all of the outstanding capital stock of Lyris Technologies, Inc. (“Lyris”) as contemplated by the Stock Purchase Agreement by and among Commodore, Lyris, John Buckman, Jan Hanford, The John Buckman and Jan Hanford Trust, and the Registrant, for certain limited purposes contained therein (the “Purchase Agreement”).  Pursuant to the Purchase Agreement, Commodore purchased all of the outstanding capital stock of Lyris, an email marketing and email security software firm based in Berkeley, California, for $23.9 million in cash and $5.6 million in the form of a promissory note (the “Promissory Note”) payable, subject to Lyris’s achieving specified revenue targets, on May 12, 2007 with interest equal to 10% per annum.  The Purchase Agreement was filed as Exhibit 10.1 to the Registrant’s Form 8-K filed on May 12, 2005.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the acquisition of Lyris described above, on May 12, 2005, Registrant entered into a Guaranty (the “Guaranty”) pursuant to which the Registrant guaranteed the payment of amounts owed by its wholly-owed subsidiary Commodore under the Promissory Note to The John Buckman and Jan Hanford Trust.  The Promissory Note in the amount of $5.6 million is payable, subject to Lyris’s achieving specified revenue targets, on May 12, 2007 with interest equal to 10% per annum.  The Promissory Note is subject to offset for indemnity claims by Commodore under the Purchase Agreement and for payments by Commodore during the term of the Promissory Note under a specified license agreement.  The Guaranty provides that, if the obligations guaranteed by the Registrant thereunder are not collected from Commodore within 30 days after such obligations become due and payable, then the Registrant is required to pay such amounts to the payee.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of May 12, 2005, Luis Rivera, age 33, an employee of Lyris Technologies, Inc., was elected to the office of Chief Operating Officer of the Registrant.  Effective as of May 12, 2005, Mr. Rivera was named President and Chief Executive Officer of Lyris.  From May 2003 through May 2005, Mr. Rivera was the General Manager of Lyris.  From May 2001 through April 2003, Mr. Rivera was the Director of Sales of Lyris.  From November 1999 through May 2001, Mr. Rivera served as chief technology officer of Turbolinx, an open source technology company.  Mr. Rivera is a graduate of Claremont McKenna College.

Item 9.01 Financial Statements and Exhibits.

(a)                                  Financial statements of business acquired.

In this Form 8-K the Registrant is providing the following financial information:

•                  Audited balance sheet of Lyris as of December 31, 2004, 2003 and 2002 and the related statements of operations, changes in stockholders’ equity and cash flow for the years ended December 31, 2004, 2003 and 2002.

(b)                                 Pro forma financial information.

Pro forma financial statements required by this item will be filed pursuant to an amendment to this Form 8-K within 71 calendar days of the date hereof.

(c)                                  Exhibits

Exhibit No.	Description
23.1	Consent of Burr, Pilger & Mayer LLP dated May 11, 2005.

REPORT ON AUDITS OF FINANCIAL STATEMENTS

for the years ended December 31, 2004, 2003, and 2002

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholder
of Lyris Technologies, Inc.

We have audited the accompanying balance sheets of Lyris Technologies, Inc. (a Delaware S corporation) as of December 31, 2004, 2003, and 2002, and the related statements of income, stockholder’s equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lyris Technologies, Inc. as of December 31, 2004, and 2003, and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

BURR, PILGER & MAYER LLP

San Francisco, California
March 11, 2005

LYRIS TECHNOLOGIES, INC.

BALANCE SHEETS

December 31, 2004, 2003, and 2002

	2004	2003	2002
ASSETS
Current assets:
Cash and cash equivalents	$1,696,660	$549,506	$617,535
Accounts receivable, net of allowance for doubtful accounts of $9,000 for 2004 and zero for 2003 and 2002	1,410,112	1,695,011	1,129,840
Prepaid state income taxes	5,083	—	—
Prepaid expenses	59,546	64,828	14,458
Total current assets	3,171,401	2,309,345	1,761,833

Property and equipment, net	547,156	562,163	524,160
Acquired technology and other intangible assets, net	1,193,080	664,000	826,666
Deposits	12,810	8,500	8,500
Total assets	$4,924,447	$3,544,008	$3,121,159

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Accounts payable	$26,001	$39,765	$45,662
State income taxes payable	—	1,455	29,132
Accrued liabilities	375,938	334,097	277,208
Deferred revenue	1,390,825	937,782	482,594

Total liabilities	1,792,764	1,313,099	834,596

Stockholder’s equity:
Common stock, $.01 par value; 500,000 shares authorized; 200,000 shares issued and outstanding at December 31, 2004, 2003, and 2002	2,000	2,000	2,000
Additional paid in capital	1,000	1,000	1,000
Retained earnings	3,128,683	2,227,909	2,283,563

Total stockholder’s equity	3,131,683	2,230,909	2,286,563

Total liabilities and stockholder’s equity	$4,924,447	$3,544,008	$3,121,159

The accompanying notes are an integral part of these financial statements.

LYRIS TECHNOLOGIES, INC.

STATEMENTS OF OPERATIONS

for the years ended December 31, 2004, 2003, and 2002

	2004	2003	2002

Revenue	$11,993,428	$10,914,412	$7,622,384

Operating expenses:
Selling, general, and administrative	5,760,723	5,324,494	3,947,233
Sales and marketing	112,725	168,447	80,930
Depreciation and amortization	302,788	363,390	200,157
Total operating expenses	6,176,236	5,856,331	4,228,320

Income from operations before other income (expense) and state income tax provision	5,817,192	5,058,081	3,394,064

Other (expense) and income:

Other expense	(260)	—	(6,672)
Other income	6,001	2,820	2,069

Total other income (expense)	5,741	2,820	(4,603)
Income before state income taxes	5,822,933	5,060,901	3,389,461
State income tax provision	91,159	86,555	58,452
Net income	$5,731,774	$4,974,346	$3,331,009

The accompanying notes are an integral part of these financial statements.

LYRIS TECHNOLOGIES, INC.

STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

for the years ended December 31, 2004, 2003, and 2002

			Additional Paid-In Capital	Retained Earnings	Total Stockholder’s Equity
	Common Stock
	Shares	Amount

Balance, January 1, 2002 (unaudited)	200,000	$2,000	$1,000	$1,019,454	$1,022,454
Net income	—	—	—	3,331,009	3,331,009
Distributions	—	—	—	(2,066,900)	(2,066,900)

Balance, December 31, 2002	200,000	2,000	1,000	2,283,563	2,286,563

Net income				4,974,346	4,974,346
Distributions	—	—	—	(5,030,000)	(5,030,000)

Balance, December 31, 2003	200,000	2,000	1,000	2,227,909	2,230,909

Net income				5,731,774	5,731,774
Distributions	—	—	—	(4,831,000)	(4,831,000)

Balance, December 31, 2004	200,000	$2,000	$1,000	$3,128,683	$3,131,683

The accompanying notes are an integral part of these financial statements.

LYRIS TECHNOLOGIES, INC.

STATEMENTS OF CASH FLOW

for the years ended December 31, 2004 and 2003, and 2002

	2004	2003	2002

Cash flows from operating activities:
Net income	$5,731,774	$4,974,346	$3,331,009
Adjustments to reconciliation of net income to cash provided by operating activities:
Depreciation and amortization	302,788	363,390	200,157
Bad debt expense	9,000	—	—
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	275,898	(565,171)	(490,294)
Decrease (increase) in prepaid state income taxes and prepaid expenses	199	(50,370)	792
Increase in deposits	(4,310)	—	—
(Decrease) increase in accounts payable	(13,764)	(5,897)	32,720
Increase in accrued liabilities	40,386	58,344	159,523
Increase in deferred revenue	453,043	455,188	365,189
(Decrease) increase in state income taxes payable	—	(29,132)	29,132

Net cash provided by operations	6,795,014	5,200,698	3,628,228

Cash flows from investment activities:
Purchases of property and equipment	(191,780)	(238,727)	(352,931)
Purchase of acquired technology and intangible assets	(625,080)	—	(900,000)

Net cash used in investment activities	(816,860)	(238,727)	(1,252,931)

Cash flows from financing activities-distributions to stockholder	(4,831,000)	(5,030,000)	(2,066,900)

Net cash used in financing activities	(4,831,000)	(5,030,000)	(2,066,900)

Net increase (decrease) in cash	1,147,154	(68,029)	308,397

Cash and equivalents, beginning of year	549,506	617,535	309,138

Cash and equivalents, end of year	$1,696,660	$549,506	$617,535

Supplemental disclosure–cash paid for state income taxes	$97,629	$114,232	$22,517

The accompanying notes are an integral part of these financial statements.

LYRIS TECHNOLOGIES, INC.

NOTES TO FINANCIAL STATEMENTS

1.                           Organization and Summary of Significant Accounting Policies

Organization

Lyris Technologies Inc. (the Company), was incorporated under Subchapter S of the Internal Revenue Code in Delaware in 1994.  The Company offers email marketing, email delivery and email filtering software products in addition to hosting and support services.  The Company is headquartered in Berkeley, California with additional offices in Simi Valley, California and Loveland, Colorado.  The Company has clients all over the world.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from these estimates.

Revenue Recognition

The Company recognizes software license revenue in accordance with the provisions of SOP 97-2, Software Revenue Recognition, and SOP 98-9, Modification of SOP 97-2, Software Revenue Recognition with Respect to Certain Transactions.  Software license revenue is recognized when an agreement is signed, delivery of the product has occurred, no significant obligations remain, the fee is fixed or deter-minable and collection of the resulting receivable is probable.

Hosting revenue is recognized monthly based on the usage defined in the agreement.  Total hosting services revenue for 2004, 2003 and 2002 was $3,918,620, $3,584,015 and $1,495,629, respectively.  Excess usage is billed and recognized as revenue as incurred.  Support service revenue is recognized ratably over the term of the agreement.  Amounts billed or collected prior to satisfying the revenue recognition criteria are reflected as deferred revenue in the accompanying financial statements.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with an original maturity of three months or less to be cash equivalents.

Allowance for Doubtful Accounts

The Company estimates losses on receivables based on historical experience and management evaluation of outstanding accounts receivable.  In the opinion of management, no allowance for uncollectible accounts was necessary as of December 31, 2003 and 2002.

Property and Equipment

Property and equipment are stated at cost.  Depreciation is computed using the straight-line method over the estimated useful lives of the assets, generally twenty-eight months to seven years.  Leasehold improvements are recorded at cost and amortized over the shorter of their estimated useful lives or the terms of the applicable lease.

Repairs and maintenance costs are expensed as incurred.  At the time of retirement or other disposal of property and equipment, the cost and related accumulated depreciation are removed from their respective accounts and the resulting gain or loss is recorded in the accompanying statements of operations.

Intangible Assets

The Company has not recorded any goodwill as a result of its acquisitions.  Other intangible assets with finite lives are amortized over their useful lives (one to five years).  These assets are being accounted for in accordance with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets.

Deferred Revenue

Deferred revenue represent contracts for support and hosting services that have been invoiced to customers for services to be performed in future periods.

Advertising Costs

Advertising costs are expensed as incurred.  Advertising costs were $30,935, $21,019, and $9,109 for the years ended December 31, 2004, 2003 and 2002, respectively.

Income Taxes

The Company has elected to be taxed as an S Corporation for federal income tax and California franchise tax purposes.  Under these provisions, the Company does not pay federal corporate income tax on its taxable income.  Instead, the sole stockholder is liable for federal income tax on the Company’s taxable income.  Similar provisions apply for state income tax reporting, except that a 1.5% California franchise tax is levied on the taxable income at the corporate level as well.

2.                           Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash, cash equivalents and accounts receivable.  With respect to accounts receivable, the Company limits its credit risk by performing ongoing credit evaluations. The Company sells products and services without collateral to various customers in different industries in the normal course of business.  Concentrations of credit risk are limited due to the large number of customers comprising the Company’s customer base.  Management does not believe significant risk exists in connection with the Company’s concentrations of credit at 2004, 2003, and 2002.

Major Customers

The Company sells products and services without collateral to various customers in different industries in the normal course of business.  The Company closely monitors the creditworthiness of its customers, adjusting credit policies and limits as needed. The Company establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information.

The Company had one customer who accounted for 19% of accounts receivable at December 31, 2004.  No customer accounted for more than 10% of accounts receivable at December 31, 2003 or 2002.  No customer accounted for more than 10% of sales for the years ended December 31, 2004, 2003, and December 31, 2002.

Cash

The Company maintains cash balances at one high quality financial institution.  Accounts at this institution are insured by the Federal Deposit Insurance Corporation up to $100,000.  The Company’s uninsured cash balances were $532,990, $469,463 and $1,514,380 at December 31, 2002, 2003 and 2004, respectively.

3.                           Acquired Technology and Intangible Assets

SparkLIST.com Corporation

On August 6, 2002, the Company entered into an Asset Purchase Agreement (the agreement) with SparkLIST.com, Corporation (SparkLIST), an email list hosting, and management service business.  Pursuant to the agreement, the Company acquired certain SparkLIST assets, including domain names, customer contracts and intellectual property, including trademarks, copyrights and patents.  The Company’s purchase consideration consisted of the payment of $800,000 in cash and the transfer of the Company’s twenty percent (20%) interest in SparkLIST.

The transaction was accounted for under the purchase method of accounting, based on an independent third party valuation with SparkLIST’s results of operations included from the acquisition date.  The total purchase price was classified as intangible assets, with $480,000 attributed to customer contracts and relationships, which are being amortized over a five year-life, and $320,000 attributed to trade names, which have an indefinite life and are not being amortized.

Piper Software, Inc.

On October 25, 2004, the Company completed its acquisition of Piper Software, Inc. (Piper). Under the terms of the acquisition agreement the Company paid cash of $650,000 and agreed to contingent consideration based on the revenues of Piper over the two year period ended December 31, 2006.  On April 16, 2005, the Company entered into an agreement with the three individual stockholders of Piper Software Inc. to modify the contingency payment requirement, of the original agreement. The modification now requires a payment of $220,000 to each of the three individuals effective upon delivery and agreement.

The acquisition was recorded as a purchase transaction and the purchase price was allocated to property and equipment of $24,920, with the remaining purchase price allocated to acquired technology and recorded as an intangible asset.  The results of operations for Piper were included in the Company’s financial statements from the date of acquisition.

In addition to the contingent consideration, the Company entered into employment agreements with each of the three Piper stockholders.  The agreements begin at various dates on or after October 25, 2004 and provide for a base salary and a severance payment in the event of the employer’s termination of the employee (for other than cause) during the two year period covered by the contingent consideration.

4.                           Property and Equipment

Property and equipment consist of the following at December 31, 2004, 2003 and 2002:

	2004	2003	2002

Computers	$968,112	$811,107	$615,124
Furniture and fixtures	34,363	34,363	23,268
Leasehold improvements	54,157	54,157	48,685
Software	264,030	229,255	210,240
Other equipment	72,135	72,135	64,973

	1,392,797	1,201,017	962,290

Less: accumulated depreciation	(845,641)	(638,854)	(438,130)

Net property and equipment	$547,156	$562,163	$524,160

Depreciation expense for the years ended December 31, 2004, 2003 and 2002 was $206,788, $200,724, and $126,823, respectively.

5.                           Intangible Assets

The Company’s intangible assets consist of acquired technology, customer contracts, trade names, and noncompete covenants.  Intangible assets with finite lives are amortized over their remaining useful lives.

	2004	2003	2002
EmTec noncompete	$100,000	$100,000	$100,000
SparkLIST–customer list	480,000	480,000	480,000
Piper–acquired technology	625,080	—	—

	1,205,080	580,000	580,000

Accumulated amortization	(332,000)	(236,000)	(73,334)

	873,080	344,000	506,666

SparkLIST trade name	320,000	320,000	320,000

Total intangible assets	$1,193,080	$664,000	$826,666

EmTec noncompete covenant was amortized over one year.  In January 2005, the Company made the decision to stop selling the EmTec license.  The software license of $50,000 is in property and equipment (Note 3) and was completely depreciated as of December 31, 2004.  SparkLIST customer list is being amortized over five years.  The SparkLIST trade name has an indefinite life and thus, in accordance with SFAS 142, Goodwill and Other Intangible Assets, is not being amortized.  There has been no impairment to the trade name in 2002, 2003, or 2004.  No amortization has been recorded for the technology acquired from Piper Software, Inc. on October 25, 2004 due to immateriality.

Amortization expense for 2004, 2003 and 2002 was $96,000, $162,666, and $73,334, respectively.

6.                           Accrued Liabilities

Accrued liabilities consist of the following at December 31, 2004, 2003, and 2002:

	2004	2003	2002
Compensation expense	$117,083	$250,956	$129,403
Accrued vacation	64,023	73,916	63,811
Purchase price liability	100,000	—	75,000
Professional fees and other	94,832	9,225	8,994

	$375,938	$334,097	$277,208

7.                           401(k) Savings Plan

In 2001 the Company adopted a defined contribution 401(k) savings plan (the Plan) covering employees who have met certain requirements as to age and length of service.  Participants may make voluntary contributions to the Plan up to 15 percent of their compensation not to exceed the federally determined maximum allowable contribution.  There are no required Company matching contributions and no contributions were made during the years ended December 31, 2004, 2003, and 2002.

8.                           Stock Option Plan

In November 1999, the Company adopted the Lyris Technologies Inc. 1999 Stock Plan in order to attract and maintain key employees.  Stock options are exercisable only during the term of the option and upon the occurrence of an event of exercise (Event).  An Event is deemed to occur upon either (a) the Company’s filing of a registration with the Securities and Exchange Commission, (b) the sale of substantially all the assets of the Company, (c) the merger of the Company if the surviving entity is a publicly held company, (d) the registration or sale of the stock of a division of the Company that is separately incorporated or (e) at the sole discretion of the board of directors.  An aggregate total of 30,966 shares have been authorized for grant options to employees.

The term of the option grant is for twenty years from the date of the grant and employees are fully vested in the occurrence of an Event, as defined.  The exercise price for the options is $.01 per share.  At December 31, 2004 all eligible option shares have been granted to employees and there has been no event as of December 31, 2004.

9.                           Commitments and Contingencies

The Company conducts its operations from three office facilities under noncancelable operating leases under various terms through December 2006.  Certain leases contain renewal options.

As of December 31, 2004, the minimum obligation for future noncancelable operating lease payments is as follows:

Year ending December 31:
2005	$281,408
2006	15,400

Total future minimum lease payments	$296,808

Total rental expense under all operating leases was $321,121, $320,203, and $123,701 in 2004, 2003, and 2002, respectively.

The Company entered into an Internet services and colocation agreement effective July 1, 2004 to provide Internet bandwidth and colocation services.  The minimum obligation for future services was $24,000 at December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. L. HALSEY CORPORATION

		By:	/s/ David Burt
		Name:	David Burt
		Title:	Chief Executive Officer

Date:	May 16, 2005

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Burr, Pilger & Mayer LLP dated May 11, 2005.